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                          VAN KAMPEN TAX EXEMPT TRUST,
                            ON BEHALF OF ITS SERIES,
                      VAN KAMPEN HIGH YIELD MUNICIPAL FUND
                    SUPPLEMENT DATED OCTOBER 3, 2007 TO THE
               CLASS A SHARES, CLASS B SHARES AND CLASS C SHARES
                        PROSPECTUS DATED MARCH 30, 2007
                             AND THE CLASS I SHARES
                        PROSPECTUS DATED MARCH 30, 2007,
               EACH AS PREVIOUSLY SUPPLEMENTED ON MARCH 30, 2007
                              AND AUGUST 24, 2007

     The section of the Prospectus entitled "PURCHASE OF SHARES" is supplemented with the following:

     In order to facilitate the management of the Fund's portfolio, effective the close of business October 5, 2007, Van Kampen High Yield Municipal Fund is suspending the continuous offering of its shares to new investors. As market conditions permit, the Fund may reopen sales of the Fund's shares to new investors. Any such offerings of the Fund may be limited in amount and may terminate without any prior notice.

                  RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

                                                                   HYMSPT2 10/07